                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Joel J. Kocher, David A. Buckel and Allen Shulman, and each of them, his lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Annual Report on Form 10-K of Interland, Inc. for the fiscal year ended August 31, 2001 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                                                 Date
---------                                        -----                                                 ----
            /s/ Joel J. Kocher                   Chairman of the Board, President, and                 December 20, 2001
------------------------------------------       Chief Executive Officer
              Joel J. Kocher                     (Principal Executive Officer)


           /s/ David A. Buckel                   Senior Vice President and Chief Financial             December 20, 2001
------------------------------------------       Officer (Principal Financial and
              David A. Buckel                    Accounting Officer)


          /s/ Kenneth Gavranovic                 Vice-Chairman of the Board                            December 20, 2001
------------------------------------------
            Kenneth Gavranovic


         /s/ Gregg A. Mockenhaupt                Director                                              December 31, 2001
------------------------------------------
           Gregg A. Mockenhaupt


           /s/ John B. Balousek                  Director                                              December 20, 2001
------------------------------------------
             John B. Balousek


              /s/ Robert Lee                     Director                                              December 20, 2001
------------------------------------------
                Robert Lee


           /s/ Robert T. Slezak                  Director                                              December 20, 2001
------------------------------------------
             Robert T. Slezak